Exhibit 1.1

[●] Shares of Class A Common Stock
Ascend Wellness Holdings, Inc.
Class A Common Stock
($[●]par value per share)
 UNDERWRITING AGREEMENT
April [●], 2021
CANACCORD GENUITY LLC
As Representative of the several
Underwriters to be named in the
within-mentioned Underwriting Agreement
c/o     Canaccord Genuity LLC
99 High Street
Boston, Massachusetts 02110
Ladies and Gentlemen:
Ascend Wellness Holdings, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several Underwriters named in Schedule I hereto (the “Underwriters”), for whom Canaccord Genuity LLC is acting as representative (the “Representative”), an aggregate of [●] shares of Class A common stock, $0.001 par value per share, of the Company (the “Firm Shares”). The Company also proposes to issue and sell to the several Underwriters not more than an additional [●] shares of its Class A common stock, $0.001 par value per share (the “Additional Shares”) if and to the extent that the Representative shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of Class A common stock granted to the Underwriters in Section 2 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the “Shares.” The shares of Class A common stock, $0.001 par value per share, of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the “Common Stock.”
The Representative understands that, immediately prior to the effectiveness of the Registration Statement (as defined below), Ascend Wellness Holdings, LLC (“AWH”), a Delaware limited liability company, converted into a Delaware corporation and changed its name to “Ascend Wellness Holdings, Inc.” (the “Conversion”). Following the Conversion, the Company is deemed to be the same entity as AWH, and as a result continues to hold all of the property and assets of AWH and remains liable for all of the debts and obligations of AWH.
AWH has prepared and filed with the United States Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (File No. [●]), including a prospectus,

relating to the Shares. The registration statement, as amended at the time it became effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the “Securities Act”), is hereinafter referred to as the “Registration Statement”. If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement. The prospectus in the form first used to confirm sales of Shares (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the “U.S. Prospectus.”
The Company has also prepared and filed with the Ontario Securities Commission (the “Reviewing Authority”), as principal regulator, and the securities regulatory authorities (together with the Reviewing Authority, the “Canadian Authorities”) in each of the other provinces of Canada, other than Quebec (the “Qualifying Jurisdictions”), one or more preliminary base PREP prospectuses relating to the Shares (each, a “Canadian Preliminary PREP Prospectus”) in accordance with National Instrument 41-101 – General Prospectus Requirements (“NI 41-101”) and the rules and procedures set out in National Instrument 44-103 – Post-Receipt Pricing (collectively, with NI 41-101, the “PREP Procedures”) and pursuant to the passport system procedures provided for under Multilateral Instrument 11-201 – Passport System and National Policy 11-202 – Process for Prospectus Reviews in Multiple Jurisdictions (together, the “Passport System”).
In addition, the Company (A) has prepared and filed with the Canadian Authorities a final base PREP prospectus relating to the Shares (the “Canadian Final PREP Prospectus”) for which a final Passport System decision document has been received from the Reviewing Authority on behalf of itself and the Canadian Authorities, which omits the PREP Information (as hereinafter defined) in accordance with the PREP Procedures, and (B) will prepare and file, no later than two (2) business days after the execution and delivery of this agreement (the “Agreement”), with the Canadian Authorities, in accordance with the PREP Procedures, a supplemented PREP prospectus setting forth the PREP Information (the “Canadian Supplemented PREP Prospectus”). The information included in the Canadian Supplemented PREP Prospectus that is omitted from the Canadian Final PREP Prospectus and which is deemed under the PREP Procedures to be incorporated by reference in the Canadian Final PREP Prospectus as of the date of the Canadian Supplemented PREP Prospectus is referred to herein as the “PREP Information.”
As used herein, “Canadian Prospectus” means the Canadian Preliminary PREP Prospectus and Canadian Final PREP Prospectus, including the PREP Information incorporated by reference therein, and the template version (as defined in NI 41-101) of any marketing materials (as defined in NI 41-101) incorporated by reference therein, except that, if, after the execution of this Agreement, the Canadian Supplemented PREP Prospectus containing the PREP Information is thereafter filed with the Canadian Authorities, the term “Canadian Prospectus” shall also refer to such Canadian Supplemented PREP Prospectus.

As used herein, “Canadian Securities Laws” means, collectively, the applicable securities laws of each of the Qualifying Jurisdictions and the respective regulations and rules made under those securities laws together with all applicable national and local instruments, policy statements, notices, blanket orders and rulings of the Canadian Authorities, and all discretionary rulings and orders, as applicable to the Company, if any, of the Canadian Authorities.
As used herein, “United States Securities Laws” means all applicable securities laws in the United States of America (“U.S.” or “United States”), including without limitation, the Securities Act, the Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations promulgated thereunder, including the rules and policies of the Commission and any applicable state securities laws.
As used herein, “Securities Laws” means collectively Canadian Securities Laws and United States Securities Laws.
As used herein, “Material Adverse Effect” means any fact, effect, change, event, occurrence, or any development involving a change, that (i) is materially adverse to the results of operations, financial condition, assets, properties, capital, liabilities (contingent or otherwise), cash flows, income, prospects, or business operations of the Company and its Subsidiaries taken as a whole and as a going concern, or (ii) would result in the Prospectuses (as defined below) containing a misrepresentation or any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
As used herein, “Prospectuses” means, collectively, the U.S. Prospectus and the Canadian Prospectus.
For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, “Time of Sale Prospectus” means the preliminary prospectus together with the documents and pricing information set forth in Schedule II hereto and the free writing prospectuses, if any, each identified in Schedule II-A hereto (each, a “Permitted Free Writing Prospectus”), and the information set forth in Schedule II-A hereto, “Time of Sale” means [9:00] a.m. New York City time on the date of this Agreement, and “broadly available road show” means a “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act that has been made available without restriction to any person. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; and (c) the term “Subsidiaries” means (i) Ascend Mass, Inc., a Delaware corporation; (ii) MassGrow, Inc., a Delaware corporation; (iii) AWH Springfield OPCO, LLC, an Illinois limited liability company; (iv) Ascend Illinois Holdings, LLC, an Illinois limited liability company; (v) Ascend Illinois, LLC, an Illinois limited liability company; (vi) AWH Fairview OpCo, LLC, an Illinois limited liability company; (vii) HealthCentral, LLC, an Illinois limited liability company; (viii) Revolution Cannabis-Barry, LLC, an Illinois limited liability company; (ix) Ascend Mass, LLC, a Massachusetts limited liability company; (x) MassGrow, LLC, a Massachusetts limited liability company; (xi) Ascend New Jersey, LLC, a New Jersey limited liability company; (xii) AWH NJ HoldCo LLC, a New Jersey limited liability company; (xiii) Ascend Ohio, LLC, an

Ohio limited liability company; (xiv) FPAW Michigan 2, Inc., a Michigan corporation; (xv) AWH New York, LLC.
As used herein, the terms “Registration Statement,” “preliminary prospectus,” “Time of Sale Prospectus,” “U.S. Prospectus,” “Canadian Prospectus” and “Prospectuses” shall include the documents, if any, incorporated by reference therein as of the date hereof.
Unless otherwise expressly provided in this Agreement, words importing only the singular number include the plural and vice versa and words importing gender include all genders. Reference to Sections or Schedules are to the appropriate Section or Schedule of this Agreement
All references to “dollars” or “$” are to United States dollars, unless otherwise expressly stipulated. The Schedules to this Agreement are incorporated by reference in, and form an integral part of, this Agreement for all purposes of it.
The division of this Agreement into sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.
Any reference to “this Agreement” means this Underwriting Agreement as amended, modified, replaced or supplemented from time to time.
1.    Representations and Warranties. The Company represents and warrants to and agrees with each of the Underwriters that:
(a)    The Registration Statement has become effective, no stop order suspending the effectiveness of the Registration Statement or the Canadian Prospectus is in effect, and no proceedings for such purpose are pending before or, to the Company’s knowledge, threatened by the Commission or any Canadian Authority.
(b)    (i) The Registration Statement, when it became effective and the Canadian Prospectus, did not contain and, as amended or supplemented, if applicable, will not contain, as of the date of such amendment or supplement, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectuses comply and, as amended or supplemented, if applicable, will, as of the date of such amendment or supplement, comply in all material respects with Securities Laws, (iii) the Time of Sale Prospectus as of the Time of Sale does not and at the Closing Date (as defined in Section 4), the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iv) each broadly available road show, if any, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (v) the Prospectuses, as of each of their respective dates, do not contain and, as amended or supplemented, if applicable, will not, as of each of their respective dates, at the Closing Date, and at any Option Closing Date (as defined in Section 2), contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement, the Time of Sale Prospectus or the Prospectuses based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representative expressly for use therein and (vi) the Canadian Prospectus, as of each of their respective dates, as applicable, is (i) true and correct in all material respects, (ii) contains no misrepresentation and (iii) constitutes full, true and plain disclosure of all material facts relating to the Company, its Subsidiaries, and the Shares as required by Canadian Securities Laws.
(c)    The Company is not an “ineligible issuer” in connection with the offering pursuant to Rules 164, 405 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Except for the free writing prospectuses, if any, identified in Schedule II hereto, and electronic road shows, if any, each furnished to the Representative before first use, the Company has not prepared, used or referred to, and will not, without the Representative’s prior consent, prepare, use or refer to, any free writing prospectus.
(d)    Prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Shares by means of any “prospectus” (within the meaning of the Securities Act) or used any prospectus in connection with the offer or sale of the Shares, in each case other than a preliminary prospectus and/or the Permitted Free Writing Prospectus; the Company has not, directly or indirectly, prepared, made, used, authorized, approved or referred to, and will not prepare, make, use, authorize or refer to, any free writing prospectuses without the prior written consent of the Representative, such consent not to be unreasonably withheld, conditioned or delayed, other than the Permitted Free Writing Prospectuses and any road shows furnished or present to the Representative before first use.
(e)    The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus (subject to any U.S. federal laws, statutes, and/or regulations as applicable to the production, trafficking, distribution, processing, extraction, sale, etc. of cannabis and cannabis-related substances and products) and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole.
(f)    Each Subsidiary of the Company has been duly organized, is validly existing and in good standing under the laws of the jurisdiction of its organization (to the extent the concept of good standing is applicable in such jurisdiction), has the corporate or other organizational power and authority to own or lease its property and to conduct its business as described in the Time of Sale Prospectus (subject to any U.S. federal laws, statutes, and/or regulations as applicable to the production, trafficking, distribution, processing, extraction, sale, etc. of cannabis and cannabis-related substances and products) and the Canadian Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction (to the extent the concept of good standing is applicable in such jurisdiction) in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole. All of the issued equity interests of each Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable (to the extent such concepts are applicable in such jurisdictions) and are owned directly by the Company or a Subsidiary, free and clear of all liens, encumbrances, equities or claims.
(g)    This Agreement has been duly authorized, executed and delivered by the Company.
(h)    The authorized capital stock of the Company is as set forth and conforms as to legal matters to the description thereof contained under the caption “Capitalization” in each of the Time of Sale Prospectus and the Prospectuses.
(i)    The securities of the Company outstanding prior to the issuance of the Shares have been duly authorized, are validly issued, fully paid and non-assessable, have been issued in compliance with applicable Securities Laws and were not issued in violation of any preemptive or similar rights. Except as disclosed in the Time of Sale Prospectus and the Prospectus, all prior offers and sales of securities by the Company were made in compliance in all material respects with the Securities Act and all other applicable laws and regulations.
(j)    The Shares have been duly authorized and, when issued and delivered against payment therefor in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights that have not been duly waived or satisfied.
(k)    The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, will not, and the consummation of the Conversion did not, contravene, as applicable, (i) any provision of applicable law, (ii) the certificate of incorporation or by-laws of the Company, (iii) any agreement or other instrument binding upon the Company or any of its Subsidiaries or (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any Subsidiary, except in the case of clauses (i), (iii) and (iv), such as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole, or on the power and ability of the Company to perform its obligations under this Agreement and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as has already been obtained or as may be required by the securities or Blue Sky laws of the various states or the rules and regulations of the Financial Industry Regulatory Authority in connection with the offer and sale of the Shares.
(l)    There has not occurred any change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its Subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus and the Canadian Prospectus that would reasonably be expected to have a Material Adverse Effect.
(m)    There are no legal or governmental proceedings pending or, to the Company’s knowledge, threatened to which the Company or any of its Subsidiaries is a party or to which any of the properties of the Company or any of its Subsidiaries is subject (i) other than proceedings accurately described in all material respects in the Registration Statement, Time of Sale Prospectus and the Prospectuses and proceedings that would not reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by the Time of Sale Prospectus and the Prospectuses or (ii) that are required to be described in the Registration Statement or the Prospectuses and are not so described in all material respects; and there are no statutes, regulations, contracts or other documents to which the Company or any of its Subsidiaries is subject or by which the Company or any of its Subsidiaries is bound that are required to be described in the Registration Statement or the Prospectuses or to be filed as exhibits to the Registration Statement that are not described in all material respects or filed as required.

(n)    Each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.
(o)    The Company is eligible to use the PREP Procedures. A Passport System decision document has been obtained from the Reviewing Authority on behalf of itself and the other Canadian Authorities evidencing that a receipt has been issued in the Qualifying Jurisdictions in respect of each Canadian Preliminary PREP Prospectus and the Canadian Prospectus. The Company has complied with all applicable Canadian Securities Laws required to be complied with by the Company to qualify the distribution of the Shares, through investment dealers or brokers registered under the applicable laws of such jurisdictions who have complied with the relevant provisions of such applicable laws, except the filing of the Canadian Supplemented PREP Prospectus. No proceedings preventing or suspending such distribution of the Shares, to the Company’s knowledge after reasonable investigation, are threatened by any Canadian Authority.
(p)    Each Canadian Preliminary PREP Prospectus complied, at the time it was filed with the Reviewing Authority, in all material respects with the requirements of Canadian Securities Laws. With the exception of the exclusion of any PREP Information, at no time during the period that begins on the earlier of the date of the Canadian Preliminary PREP Prospectus, dated [●] and the date such Canadian Preliminary PREP Prospectus was filed with the Reviewing Authority did such Canadian Preliminary PREP Prospectus fail to constitute full, true and plain disclosure of all material facts relating to the Company and the Shares or include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Canadian Prospectus, as then amended and supplemented, complied, as of its date, the date that it is filed with the Reviewing Authority, the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by Canadian Securities Laws to be delivered in connection with any sale of Shares, in all material respects, with the requirements of Canadian Securities Laws. With the exception of the exclusion of any PREP Information, at no time during the period that begins on the earlier of the date of the Canadian Prospectus and the date the Canadian Prospectus is filed with the Reviewing Authority and ending at the later of the time of purchase, the latest additional time of purchase, if any, and the end of the period during which a prospectus is required by Canadian Securities Laws to be delivered in connection with any sale of Shares did or will the Canadian Prospectus, as then amended or supplemented, fail to constitute full, true and plain disclosure of all material facts relating to the Company and the Shares or include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(q)    The Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectuses will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.
(r)    Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectuses, the Company and its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state, provincial and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole.
(s)    There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole.
(t)    Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectuses, neither the Company nor any of its Subsidiaries: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any of its Subsidiaries under), nor has the Company or any of its Subsidiaries received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, other than in respect of certain U.S. federal laws relating to the cultivation, distribution or possession of cannabis in the United States, including without limitation all foreign, federal, state, provincial and local laws relating to taxes, occupational health and safety, product quality and safety and employment and labor matters, except in the case of (i), (ii) or (iii), as could not have or reasonably be expected to result in a Material Adverse Effect.
(u)    Except as described in the Registration Statement, the Time of Sale Prospectus and the Prospectuses or as have been duly waived or satisfied in connection with the issuance and sale of Shares contemplated hereby, there are no material contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act or a prospectus under Canadian Securities Laws with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement or the Canadian Prospectus.
(v)    (i) None of the Company or its Subsidiaries or to the Company’s knowledge, any affiliate, director, officer, employee, agent or representative of the Company or of any of its Subsidiaries or affiliates, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment, giving or receipt of money, property, gifts or anything else of value, directly or indirectly, to any government official (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) (“Government Official”) in order to influence official action, or to any person in violation of any applicable anti-corruption laws; (ii) the Company and its Subsidiaries and affiliates have conducted their businesses in compliance with applicable anti-corruption laws, including, without limitation, the Foreign Corrupt Practices Act of 1977, as amended, and the Corruption of Foreign Public Officials Act (Canada), and have instituted and maintained and will continue to maintain policies and procedures reasonably designed to promote and achieve compliance with such laws and with the representations and warranties contained herein; and (iii) neither the Company nor its Subsidiaries will use, directly or indirectly, the proceeds of the offering in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any applicable anti-corruption laws.
(w)    The operations of the Company and its Subsidiaries are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the anti-money laundering statutes of all jurisdictions applicable to the Company and its Subsidiaries, the rules and regulations thereunder and any related or similar rules, regulations or guidelines applicable to the Company or its Subsidiaries, issued, administered or enforced by any governmental agency other than any U.S. federal laws, statutes, and/or regulations, as applicable, to the production, trafficking, distribution, processing, extraction, sale, etc. of cannabis and cannabis-related substances and products (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.
(x)    (i) None of the Company or any of its Subsidiaries or, to the Company’s knowledge, any director, officer employee, agent, affiliate or representative of the Company or any of its Subsidiaries, is an individual or entity (“Person”) that is, or is owned or controlled by one or more Persons that are:
A.    the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, Her Majesty’s Treasury, the Canadian government, or other relevant sanctions authority (collectively, “Sanctions”), or
B.    located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Crimea, Cuba, Iran, North Korea and Syria).
(ii) The Company will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:
A.    to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or
B.    in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).
(iii) For the past five (5) years, the Company and its Subsidiaries have not knowingly engaged in, are not now knowingly engaged in, and will not knowingly engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.
(y)    Subsequent to the respective dates as of which information is given in each of the Registration Statement, the Time of Sale Prospectus and the Prospectuses, (i) the Company and its Subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction; (ii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (iii) there has not been any material change in the capital stock (other than the exercise or settlement of equity awards or warrants or grants of equity awards or forfeiture of equity awards outstanding as of such respective dates as of which information is given in each of the Registration Statement, the Time of Sale Prospectus and the Prospectuses, in each case granted pursuant to the equity compensation plans described in the Time of Sale Prospectus and the Canadian Prospectus), short-term debt or long-term debt of the Company and its Subsidiaries, except in each case as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectuses, respectively.
(z)    The Company and its Subsidiaries have good and marketable title to all real and personal property owned by them which is material to the business of the Company and its Subsidiaries, taken as a whole, in each case free and clear of all liens, encumbrances and defects, except (i) such as are described in the Time of Sale Prospectus and the Canadian Prospectus, (ii) such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries and (iii) could not reasonably be expected, singularly or in the aggregate, to have a Material Adverse Effect; and any real property and buildings held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries, in each case except as described in the Time of Sale Prospectus and the Canadian Prospectus.
(aa)    Except as would not reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole (i) the Company and its Subsidiaries own, have a valid right to use, or can acquire on reasonable terms, all patents, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names, and other intellectual property employed by them in connection with the business now operated by them and as described in the Registration Statement, the Time of Sale Prospectus and the Prospectuses (collectively, the “Intellectual Property Rights”); (ii) the Intellectual Property Rights owned by the Company and its Subsidiaries are valid, subsisting and to the Company’s knowledge, enforceable; (iii) no action or proceeding is pending against the Company or any of its Subsidiaries alleging any infringement, misappropriation or other violation of Intellectual Property Rights by the Company or any of its Subsidiaries and neither the Company nor any of its Subsidiaries has received any notice alleging any infringement, misappropriation or other violation of Intellectual Property Rights by the Company or any of its Subsidiaries; (iv) to the Company’s knowledge, no third party is infringing, misappropriating or otherwise violating any Intellectual Property Rights owned by the Company; and (v) to the Company’s knowledge, neither the Company nor any of its Subsidiaries is infringing, misappropriating or otherwise violating any Intellectual Property Rights of any third party; it being understood, in the case of each of (i)-(v), that the federal laws of the United States do not extend certain protections, including federal trademark and patent protections, to the Company’s Intellectual Property Rights.
(bb)    The Company and its Subsidiaries have used commercially reasonable efforts to establish, implement and maintain, and have complied with, reasonable information technology, information security, cyber security and data protection controls, policies and procedures designed to protect against any breach of, unauthorized access to, or other compromise or misuse of the Company’s or its Subsidiaries’ information technology systems, and any destruction, misappropriation, or loss of, or any unauthorized distribution, use, access, disablement or modification of any material information contained therein (“Breach”). To the Company’s knowledge, there has been no such Breach, or an event or condition that would reasonably be expected to result in any such Breach, to the Company’s or its Subsidiaries’ information technology systems that has resulted, or will result, in unauthorized access to, destruction, loss, or modification of any material information or data contained or stored therein.
(cc)    The Company and its Subsidiaries are presently in compliance, in all material respects, with their respective privacy policies and other legal obligations regarding the collection, use, transfer, storage, protection, disposal and disclosure by the Company and its Subsidiaries of personally identifiable user information gathered or accessed in the course of their respective operations, and except as would not individually or in the aggregate have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole, and to the knowledge of the Company, there has been no unauthorized access to such information.
(dd)    No material labor dispute with the employees of the Company or any of its Subsidiaries exists, except as described in the Time of Sale Prospectus and the Canadian Prospectus, or, to the knowledge of the Company, is imminent; and, to the knowledge of the Company, there is no existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that would reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole.
(ee)    The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are, in the Company’s commercially reasonable judgement, prudent and customary in the businesses in which they are engaged; neither the Company nor any of its Subsidiaries have been refused any insurance coverage sought or applied for; and neither the Company nor any of its Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole, except as described in the Time of Sale Prospectus and the Canadian Prospectus.
(ff)    The Company and its Subsidiaries possess all certificates, authorizations, licenses and permits issued by the appropriate federal, state, provincial, local or foreign regulatory authorities, including, without limitation, all cannabis permits, licenses and any similar authority, necessary to conduct their respective businesses, except as described in the Time of Sale Prospectus and the Canadian Prospectus or where the failure to possess any such certificate, authorization or permit would not, individually or in the aggregate, have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole. The Company and its Subsidiaries are in compliance, in all material respects, with each certificate, authorization, license and permit, including, without limitation, all cannabis permits, held by them and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization, license or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole, except as described in the Time of Sale Prospectus and the Canadian Prospectus.
(gg)    The Company is not aware of any pending change or contemplated change to any applicable law or regulation or governmental position that would materially and adversely affect the business, affairs, operations, assets, liabilities (contingent or otherwise) of the Company or its Subsidiaries or the business or legal environments under which the Company or its Subsidiaries now operate or proposes to operate. The Company has provided to the Representative copies of (including all material correspondence relating to) all material permits, including, without limitation, all material cannabis permits, held by it and any renewals thereof as of the date hereof.
(hh)    The Company and each of its Subsidiaries maintain a system of internal control over financial reporting (as such term is defined under the Exchange Act) sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Time of Sale Prospectus and the Canadian Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (i) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Company’s internal control over financial reporting that has materially and adversely affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.
(ii)    Except as described in the Time of Sale Prospectus and the Canadian Prospectus, the Company has not sold, issued or distributed any shares of Common Stock during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or Regulation S of, the Securities Act, or pursuant to applicable Canadian Securities Laws, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.
(jj)    The Company and each of its Subsidiaries have filed all federal, state, provincial, local and foreign tax returns required to be filed through the date of this Agreement or have requested extensions thereof (except where the failure to file would not, individually or in the aggregate, have a Material Adverse Effect) and have paid all taxes required to be paid thereon (except for cases in which the failure to file or pay would not have a Material Adverse Effect, or, except as currently being contested in good faith and for which reserves required by generally accepted accounting principles of the United States (“U.S. GAAP”) have been created in the consolidated financial statements of the Company and its Subsidiaries), and no tax deficiency has been determined adversely to the Company or any of its Subsidiaries which has had (nor does the Company or any of its Subsidiaries have any notice or knowledge of any tax deficiency which could reasonably be expected to be determined adversely to the Company or its Subsidiaries and which could reasonably be expected to have) a Material Adverse Effect.
(kk)    Neither the Company nor any of its Subsidiaries has any securities rated by any “nationally recognized statistical rating organization,” as such term is defined in Section 3(a)(62) of the Exchange Act.
(ll)    The Company’s consolidated financial statements included in the Registration Statement, the Time of Sale Prospectus and the Prospectuses, together with the related schedules and notes thereto, comply as to form in all material respects with the applicable accounting requirements of Securities Laws and present fairly the consolidated financial position of the Company and its Subsidiaries as of the dates shown and its results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with U.S. GAAP applied on a consistent basis throughout the periods covered thereby except for any normal year-end adjustments in the Company’s quarterly financial statements. The other financial information included in the Registration Statement, the Time of Sale Prospectus and the Prospectuses has been derived from the accounting records of the Company and its consolidated Subsidiaries and presents accurately and fairly in all material respects the information shown thereby. There are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the Time of Sale Prospectus of the Prospectuses that are not included, except to the extent an exemption from such inclusion has been obtained by the Reviewing Authority, on its own behalf and on behalf of the Canadian Authorities. The statistical, industry-related and market-related data included in each of the Time of Sale Prospectus and the Prospectuses are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate and such data is consistent with the sources from which they are derived, in each case, in all material respects.
(mm)    Marcum LLP, who have certified certain financial statements of the Company and its Subsidiaries and delivered its report with respect to the audited consolidated financial statements and schedules filed with the Commission as part of the Registration Statement and with the Canadian Authorities as part of the Canadian Prospectus, and included in each of the Time of Sale Prospectus and the Prospectuses, is an independent registered public accounting firm with respect to the Company within the meaning of the Securities Act and the applicable rules and regulations thereunder adopted by the Commission and the Public Company Accounting Oversight Board (United States) and satisfies the applicable Canadian auditor independence requirements as required by Canadian Securities Laws.
(nn)    From the time of initial confidential submission of the Registration Statement to the Commission (or, if earlier, the first date on which the Company engaged directly or through any person authorized to act on its behalf in any Testing-the-Waters Communication (as defined below) through the date hereof, the Company has been, and is, an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”). “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Securities Act.
(oo)    The Company (i) has not alone engaged in any Testing-the-Waters Communication other than Testing-the-Waters Communications with the consent of the Representative with entities that are (a) “qualified institutional buyers” within the meaning of Rule 144A under the Securities Act, (b) institutions that are institutional “accredited investors” within the meaning of Rule 501(a)(1), (2), (3), (7), (8), (9), (12) or (13) of Regulation D under the Securities Act, or (c) accredited investors within the meaning of National Instrument 45-106 – Prospectus Exemptions and (ii) has not authorized anyone other than the Representative to engage in Testing-the-Waters Communications. The Company reconfirms that the Representative has been authorized to act on its behalf in undertaking Testing-the-Waters Communications. The Company has not distributed any Written Testing-the-Waters Communications other than those listed on Schedule III hereto. “Written Testing-the-Waters Communication”

means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act.
(pp)    As of the time of each sale of the Shares in connection with the offering when the Prospectuses are not yet available to prospective purchasers, none of (i) the Time of Sale Prospectus, (ii) any free writing prospectus, when considered together with the Time of Sale Prospectus, (iii) the Canadian Prospectus, and (iv) any individual Written Testing-the-Waters Communication, when considered together with the Time of Sale Prospectus, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(qq)    To the Company’s knowledge, all information contained in the questionnaires completed by each of the Company’s directors and officers immediately prior to the offering and in the lock-up agreement provided to the Underwriters is true and correct in all material respects and the Company has not become aware of any information which would cause the information disclosed in such questionnaires become materially inaccurate and incorrect.
(rr)    All statistical or market-related data included or incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectuses are based on or derived from source that the Company reasonably believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required. Each “forward-looking statement” (within the meaning of Section 27A of the Securities Act or Section 21E of the Exchange Act) and all “forward-looking information” (within the meaning of Canadian Securities Laws) contained in the Registration Statement and the Prospectuses has been made or reaffirmed with a reasonable basis and in good faith and is based on assumptions that are reasonable in the circumstances.
(ss)    Except as disclosed in the Time of Sale Prospectus and the Canadian Prospectus or as mandated by or in conformity with the recommendations of a governmental authority, there has been no material closure, suspension or disruption to, the operations or workforce productivity of the Company or any of its Subsidiaries as a result of the COVID-19 outbreak and, except as disclosed in the Time of Sale Prospectus and the Canadian Prospectus, any such government mandatory closures have not materially affected the Company or its Subsidiaries, on a consolidated basis. The Company has been monitoring the COVID-19 outbreak and the potential impact on all of its operations and has put in place measures it considers reasonable and in accordance in all material respects with the recommendations of governmental authorities to ensure the wellness of all of its employees and surrounding communities where the Company and its Subsidiaries continue to operate.

(tt)    The Company is not aware of any legislation, or proposed legislation (published by a legislative body), which it anticipates will materially and adversely affect the business, affairs, operations, assets or liabilities (contingent or otherwise) of the Company or its Subsidiaries (with the exception of any U.S. federal laws, statutes, and/or regulations as applicable to the production, trafficking, distribution, processing, extraction, sale, etc. of cannabis and cannabis-related substances and products).
2.    Agreements to Sell and Purchase. The Company hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company the respective number of Firm Shares set forth in Schedule I hereto opposite its name at $[●] a share (the “Purchase Price”).
On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Underwriters the Additional Shares, and the Underwriters shall have the right to purchase, severally and not jointly, up to [●] Additional Shares, each at the Purchase Price, provided, however, that the amount paid by the Underwriters for any Additional Shares shall be reduced by an amount per share equal to any dividends declared by the Company and payable on the Firm Shares but not payable on such Additional Shares. The Representative may exercise this right to purchase the Additional Shares on behalf of the Underwriters in whole or from time to time in part by giving written notice not later than 30 days after the date of this Agreement. Any exercise notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased. Each purchase date must be at least one business day after the written notice is given and may not be earlier than the closing date for the Firm Shares nor later than ten business days after the date of such notice. Additional Shares may be purchased as provided in Section 4 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. On each day, if any, that Additional Shares are to be purchased (an “Option Closing Date”), each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the Representative may determine) that bears the same proportion to the total number of Additional Shares to be purchased on such Option Closing Date as the number of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Shares.
In consideration of the Underwriters’ agreement herein to purchase the Firm Shares and, if applicable, the Additional Shares, and in consideration of the services to be rendered by the Underwriters in connection with the underwriting of such Shares, the Company agrees to pay to the Underwriters a cash commission equal to 6.0% of the gross proceeds raised from the sale of the Firm Shares and if applicable, the Additional Shares (collectively, the “Underwriting Fee”).
If the Company agrees to pay a fee to any other person other than the Underwriters in connection with the Offering (including any other financial adviser to the Company), which for clarity shall exclude any Selling Firm, which fees payable to any Selling Firm shall be for the account of the

Underwriters in accordance with Section 8(b) hereof, such fee shall be for the Company’s own account and shall not reduce the amount payable to the Underwriters. The Company shall have the ability to allocate a portion of the Firm Shares to existing investors of the Company, excluding certain persons as agreed to between the Company and the Representative (the “President’s List”). The Underwriting Fee payable by the Company shall be reduced to 3.0% with respect to up to $25.0 million of the gross proceeds received by the Company from sales to President’s List purchasers.
The Company also covenants with each Underwriter that, without the prior written consent of the Representative on behalf of the Underwriters, such consent not to be unreasonably withheld, conditioned or delayed, it will not, during the period ending 180 days after the date of the Prospectuses (the “Restricted Period”), (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise dispose of, directly or indirectly, any shares of Common Stock beneficially owned (as such term is used in Rule 13d-3 of the Exchange Act), (2) file or confidentially submit with the Commission a registration statement under the Securities Act or with the Reviewing Authority a prospectus under the Canadian Securities Laws relating to any shares of our Common Stock or securities convertible into or exercisable or exchangeable for Common Stock, (3) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any shares of our Common Stock or any such other securities (regardless of whether any of these transactions are to be settled by the delivery of shares of Common Stock or such other securities, in cash or otherwise), or (4) make any public announcement of its intention to do any of the foregoing.
The restrictions contained in the preceding paragraph shall not apply to (a) the Shares to be sold hereunder, (b) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant (whether by cash exercise or “net” or “cashless exercise”) or the conversion of a security outstanding on the date hereof of which the Underwriters have been advised in writing (including pursuant to disclosures made in the Registration Statement), (c) the issuance of equity-based awards pursuant to the Company’s equity incentive award plans described in the Time of Sale Prospectus and the Prospectuses, provided that, in connection with the issuance of any such options, restricted stock units, restricted stock awards or shares of Common Stock where such securities vest during the Restricted Period, the Company shall cause each recipient thereof to execute and deliver to the Representative a “lock-up” letter substantially in the form of Exhibit A hereto, (d) the filing of a registration statement on Form S-8 relating to the shares of Common Stock granted, or options to purchase, pursuant to or reserved for issuance under the Company’s equity incentive award plans that are described in the Registration Statement, the Time of Sale Prospectus, and the Prospectuses; provided, that each recipient of shares of Common Stock or securities convertible into or exercisable for Common Stock shall execute a lock-up agreement substantially in the form of Exhibit A hereto, or (e) the filing of a registration statement on Form S-1 relating to securities of the Company so long as no securities are sold pursuant to such Form S-1 registration statement during the Restricted Period. In the case of clauses (b) through (e), the Company shall, during the Restricted Period, enter stop transfer instructions with the Company’s transfer agent and registrar on such securities with respect to all recipients of such securities, which the Company agrees it will not waive or amend without the prior written consent of the Representative, in its sole discretion.
The Company further agrees that it will not release any security holder from, or waive any provision of, the lock-up agreement required to be delivered by such security holder pursuant to the terms of this Agreement without the prior written consent of the Representative on behalf of the Underwriters.
The Company acknowledges that the Representative and Canaccord Genuity Corp. shall, in its sole discretion and without notice to or consent of the Company, be entitled to assign its underwriting commitment under this Agreement to any affiliate or “subsidiary” (as defined in Rule 405 under the Securities Act) of Canaccord Genuity Group Inc.
3.    Terms of Public Offering. The Company is advised by the Representative that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement, the Canadian Prospectus and this Agreement have become effective as in the Representative’s judgment is advisable. The Company is further advised by the Representative that the Shares are to be offered to the public initially at $[●] a share (the “Public Offering Price”).
4.    Payment and Delivery. Payment for the Firm Shares shall be made to the Company in U.S. funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at 8:00 a.m., New York City time, on [●], 2021, or at such other time on the same or such other date, not later than [●], 2021, as shall be designated in writing by the Representative. The time and date of such payment are hereinafter referred to as the “Closing Date.”
Payment for any Additional Shares shall be made to the Company in U.S. funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several Underwriters at 8:00 a.m., New York City time, on the date specified in the corresponding notice described in Section 2 or at such other time on the same or on such other date as shall be designated in writing by the Representative.
The Firm Shares and Additional Shares shall be registered in such names and in such denominations as the Representative shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be. The Firm Shares and Additional Shares shall be delivered to the Representative on the Closing Date or an Option Closing Date, as the case may be, for the respective accounts of the several Underwriters. The Purchase Price payable by the Underwriters shall be reduced by: (i) the Underwriting Fee; (ii) any expenses and applicable taxes hereon to be reimbursed pursuant to Section 7; and (iii) any withholding required by law.
5.    Conditions to the Underwriters’ Obligations. The obligations of the Company to sell the Shares to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date are subject to the condition that the Registration Statement shall have become effective not later than [5:00 p.m.] (New York City time) on the date hereof and the Canadian Supplemented PREP Prospectus shall have been filed with the Canadian Authorities in accordance with PREP Procedures not later than [5:00 p.m.], New York City time, on the first full business day after the date of this Agreement. The several obligations of the Underwriters are subject to the following further conditions:
(a)    Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its Subsidiaries, from that set forth in the Time of Sale Prospectus and the Canadian Prospectus that, in the Representative’s judgment, is material and adverse and that makes it, in the Representative’s judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus and the Canadian Prospectus.
(b)    The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed on behalf of the Company by an executive officer of the Company, to the effect set forth in Section 5(a) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct in all material respects as of the Closing Date (except for representations and warranties qualified by materiality which shall be true and correct in all respects as of the Closing Date), subject to such representations and warranties which may be amended as a direct result of the completion of the Conversion, and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date. The officer signing and delivering such certificate may rely upon his or her knowledge as to proceedings threatened.
(c)    The Underwriters shall have received, on each of the date hereof and on the Closing Date, a certificate of the chief financial officer, in form and substance reasonably satisfactory to the Representative.
(d)    The Underwriters shall have received on the Closing Date an opinion and negative assurance letter of Dorsey & Whitney LLP (“Company U.S. Counsel”), U.S. counsel for the Company, dated the Closing Date and in form and substance reasonably satisfactory to the Representative.
(e)    The Underwriters shall have received on the Closing Date an opinion of DLA Piper (Canada) LLC (“Company Canadian Counsel”), Canadian counsel for the Company, dated the Closing Date and in form and substance reasonably satisfactory to the Representative.
(f)    The Underwriters shall have received on the Closing Date an opinion and negative assurance letter of Saul Ewing Arnstein & Lehr LLP (“Underwriter U.S. Counsel”), U.S. counsel for the Underwriters, dated the Closing Date, covering such matters as the Representative may reasonably request.

(g)    The Underwriters shall have received on the Closing Date an opinion of regulatory counsel to the Company (“Regulatory Counsel”), dated the Closing Date and in form and substance reasonably satisfactory to the Representative with respect to the Company’s and its Subsidiaries operations in Illinois, Michigan, Massachusetts, New Jersey and Ohio.
(h)    The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from each of Marcum LLP, MNP LLP, and Hill, Barth & King LLC, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus and the Prospectuses; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than two business days prior to such Closing Date.
(i)    The “lock-up” agreements, each substantially in the form of Exhibit A or Exhibit B of Schedule IV hereto, as applicable, (with any such modifications as the Representative shall have previously agreed to), between the Representative and all of the officers and directors of the Company and stockholders of the Company holding in the aggregate not less than 94% of the issued and outstanding Common Stock on the date hereof, relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to the Representative on or before the date hereof, shall be in full force and effect on the Closing Date.
(j)    The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by the secretary of the Company, as to such matters as the Representative may reasonably request.
(k)    No stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any preliminary prospectus, the Time of Sale Prospectus or the Prospectus shall have been issued, and no proceedings for such purpose shall have been instituted or threatened by the Commission; no notice of objection of the Commission to the use of the Registration Statement shall have been received; and all requests for additional information on the part of the Commission shall have been complied with to the Representative’s satisfaction, acting reasonably.
(l)    The Firm Shares and Additional Shares, if any, shall have been approved for listing upon notice of issuance on the Canadian Securities Exchange (“CSE”).
(m)    The Underwriters shall have received the Underwriting Fee in respect of the Shares.

(n)    The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to the Representative on the applicable Option Closing Date of the following:
i.a certificate, dated the Option Closing Date and signed by an executive officer of the Company, confirming that the certificate delivered on the Closing Date pursuant to Section 5(b) hereof remains true and correct as of such Option Closing Date;
ii.a certificate of the chief financial officer, in form and substance reasonably satisfactory to the Representative;
iii.an opinion and a negative assurance letter of Company U.S. Counsel, dated the Option Closing Date, relating to the Additional Shares to be purchased on such Option Closing Date and otherwise to the same effect as the opinion and the negative assurance letter required by Section 5(d) hereof;
iv.an opinion of Company Canadian Counsel, dated the Option Closing Date, relating to the Additional Shares to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 5(e) hereof;
v.an opinion and negative assurance letter of Underwriter U.S. Counsel, dated the Option Closing Date, relating to the Additional Shares to be purchased on such Option Closing Date and otherwise to the same effect as the opinion and negative assurance letter required by Section 5(f) hereof;
vi.an opinion of Regulatory Counsel, dated the Option Closing Date, to the same effect as the opinion required by Section 5(g) hereof;
vii.a letter dated the Option Closing Date, in form and substance satisfactory to the Underwriters, from each of Marcum LLP, MNP LLP, and Hill, Barth & King LLC, independent public accountants, substantially in the same form and substance as the letter furnished to the Underwriters pursuant to Section 5(h) hereof; provided that the letter delivered on the Option Closing Date shall use a “cut-off date” not earlier than two business days prior to such Option Closing Date; and
viii.a certificate of the Secretary of the Company, as to such matters as the Representative may reasonably request.

6.    Covenants of the Company. The Company covenants with each Underwriter as follows:
(a)    (i) to furnish to the Representative, upon request and without charge, up to 5 signed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to the Representative in New York City, without charge, prior to 10:00 a.m., New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 6(f) or 6(g) below, as many copies of the Time of Sale Prospectus, the Prospectuses and any supplements and amendments thereto or to the Registration Statement as the Representative may reasonably request; and (ii) to cause commercial copies of the Canadian Prospectus to be printed and delivered to the Underwriters without charge, in such quantities and in such cities as the Underwriters may reasonably request by written instructions to the printer of such documents. Such delivery of the Canadian Prospectus shall be effected as soon as possible after filing of the Canadian Supplemented Prep Prospectus with the Canadian Authorities but, in any event at or before 9:00 a.m. (Toronto time), or such other time as is approved by the Underwriters, acting reasonably, on the Business Day immediately following the date on which the Canadian Supplemented Prep Prospectus is filed, or such other date as is approved by the Underwriters. Such deliveries shall constitute the consent of the Company to the Underwriters’ use of the Canadian Prospectus for the distribution of the Securities in compliance with the provisions of this Agreement and Securities Laws. The commercial copies of the Canadian Prospectus shall be identical in content to the electronically transmitted versions thereof filed with Canadian Authorities on the System for Electronic Document Analysis and Retrieval (SEDAR).
(b)    Before amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectuses, to furnish to the Representative a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Representative reasonably object and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act, and with the Reviewing Authority within the applicable period specified in applicable Canadian Securities Laws, any prospectus required to be filed pursuant to such Rule or law, respectively.
(c)    To furnish to the Representative a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which the Representative reasonably objects.
(d)    Not to take any action that would result in an Underwriter or the Company being required to file with the Commission, pursuant to Rule 433(d) under the Securities Act, a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.

(e)    The Company will advise the Representative promptly of any request by the Commission for amendments or supplements to the Registration Statement, any preliminary prospectus, Permitted Free Writing Prospectus, Prospectus Supplement or Prospectuses or for additional information with respect thereto, or of any notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement or preventing or suspending the use of any preliminary prospectus, the Time of Sale Prospectus or the Prospectuses, and if the Commission should enter such a stop order, the Company will use its commercially reasonable efforts to obtain the lifting or removal of such order as soon as possible.
(f)    To apply the net proceeds from the sale of the Shares in the manner set forth under the heading “Use of Proceeds” in the Prospectuses and to file such reports with the Commission and Canadian Authorities with respect to the sale of the Shares and the application of the proceeds therefrom as may be required by Rule 463 under the Securities Act or applicable Canadian Securities Laws;
(g)    If the Time of Sale Prospectus is being used to solicit offers to buy the Shares at a time when the Prospectuses are not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and the Reviewing Authority and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when the Time of Sale Prospectus is delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.
(h)    If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectuses (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) are required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectuses in order to make the statements therein, in the light of the circumstances when the Prospectuses (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) are delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectuses to comply with applicable law, forthwith to prepare, file with the Commission and the Reviewing Authority and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Representative will furnish to the Company) to which Shares may have been sold by the Representative on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectuses so that the statements in the Prospectuses as so amended or supplemented will not, in the light of the circumstances when the Prospectuses (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) are delivered to a purchaser, be misleading or so that the Prospectuses, as amended or supplemented, will comply with applicable law.
(i)    To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request; provided, however, that nothing contained herein shall require the Company to qualify to do business in any jurisdiction, where it would not otherwise be required to so qualify, to execute a general consent to service of process in any jurisdiction or to subject itself to taxation in any jurisdiction in which it is not otherwise subject.
(j)    To make generally available (within the meaning of Rule 158(b) under the Securities Act) to the Company’s security holders and to the Representative as soon as practicable, but in any event not later than sixteen (16) month after the effective date of the Registration Statement an earnings statement (which need not be audited) which shall satisfy the provisions of Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158) and the rules and regulations of the Commission thereunder; provided, however, that the Company will be deemed to have furnished such statement to its security holders to the extent it is filed on the Commission’s Electronic Data Gathering, Analysis and Retrieval System (EDGAR).
(k)    The Company will promptly notify the Representative if the Company ceases to be an Emerging Growth Company at any time prior to the later of (a) completion of the distribution of the Shares within the meaning of the Securities Act and (b) completion of the Restricted Period referred to in Section 2.
(l)    If at any time following the distribution of any Written Testing-the-Waters Communication there occurred or occurs an event or development as a result of which such Written Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representative and will promptly amend or supplement, at its own expense, such Written Testing-the-Waters Communication to eliminate or correct such untrue statement or omission.

7.    Expenses. Whether or not the transactions contemplated in this Agreement are consummated, the Company agrees to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel and the Company’s accountants in connection with the registration and delivery of the Shares under Securities Laws and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectuses, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the reasonable, documented cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 6(i) hereof, including filing fees and the reasonable and documented fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the Financial Industry Regulatory Authority, (v) all fees and expenses in connection with the preparation and filing of the registration statement on Form S-1 relating to the Common Stock and all costs and expenses incident to listing the Shares on the CSE, (vi) the cost of printing certificates representing the Shares, if applicable, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the reasonable, documented costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and one-half of the cost of any aircraft chartered in connection with the road show (the remaining half of the cost to be paid by the Underwriters), (ix) the document production charges and expenses associated with printing this Agreement, (x) the reasonable and documented fees and disbursements of counsel for the Underwriters in connection with the offering of the Shares (including clauses (iii) and (iv) above) and (xi) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 9 entitled “Indemnity and Contribution” and the last paragraph of Section 12 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

8.    Distribution, Obligations and Covenants of the Underwriters.
(a)    Each Underwriter severally covenants with the Company not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not be required to be filed by the Company thereunder, but for the action of the Underwriter.
(b)    The Company agrees that the Underwriters will be permitted to appoint, at their sole expense, other registered dealers or brokers as their agents to assist in the distribution of the Shares. The Underwriters shall, and shall require any such dealer or broker, other than the Underwriters, with which the Underwriters have a contractual relationship in respect of the distribution of the Securities (a “Selling Firm”) to, comply with applicable Securities Laws in connection with the distribution of the Shares and shall offer the Shares for sale to the public directly and through the Selling Firms upon the terms and conditions (including the offer price) set out in the Prospectus and this Agreement. The Underwriters shall, and shall require any Selling Firm to, offer for sale to the public and sell the Shares only in those jurisdictions where the Shares may be lawfully offered for sale or sold.
(c)    The Underwriters shall, and shall require any Selling Firm to agree to, observe and distribute the Shares in a manner that complies with all applicable laws and regulations in each jurisdiction into and from which they may offer to sell the Shares or distribute the Prospectus, as applicable, in connection with the distribution of the Shares and will not, and will require any Selling Firm not to, directly or indirectly, offer, sell or deliver any Shares or Prospectuses or any other document (including, for greater certainty, any marketing materials or free writing prospectus) to any person in any jurisdiction, except in a manner which will not require the Company to comply with the registration, prospectus, continuous disclosure, filing or other similar requirements under the applicable securities laws of any jurisdictions other than the United States and the Qualifying Jurisdictions.
(d)    The Underwriters will use commercially reasonable efforts to cause the distribution of the Shares to occur in such a manner that the minimum distribution requirements for the initial listing and posting for trading of the Shares on the CSE and such other stock exchange or over-the-counter market on which such Shares are proposed to be listed or quoted, as applicable, are satisfied. Upon the request of the Company, the Underwriters shall provide the CSE and such other stock exchange or over-the-counter market on which such Shares are proposed to be listed or quoted, as applicable, with a letter setting forth the anticipated distribution of the offering and sale of Shares based upon subscriptions for the Shares received as of the date of such request.

(e)    The Underwriters shall, after the Closing Date and, if applicable, the Option Closing Date, give prompt written notice to the Company when, in the opinion of the Underwriters, they have completed the distribution of the Firm Shares or the Additional Shares, as the case may be, including the total proceeds realized in each of the Qualifying Jurisdictions and any other jurisdiction provided that such notice shall be provided on a Business Day no later than 30 days following the date on which such distribution shall have been completed.
9.    Indemnity and Contribution.
(a)    The Company agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim as such fees and expenses are incurred) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus or any amendment or supplement thereto, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, any “road show” as defined in Rule 433(h) under the Securities Act (a “road show”), or the Prospectuses or any amendment or supplement thereto, or any Written Testing-the-Waters Communication or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances under which they were made, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representative expressly for use therein.
(b)    Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim as such fees or expenses are incurred) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus or any amendment or supplement thereto, any issuer free writing prospectus as defined in

Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, any road show or the Prospectuses or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to the Underwriters’ Information. The parties hereto acknowledge and agree that, for all purposes of this Agreement, the “Underwriters’ Information” consists solely of the following information in the Registration Statement, the Time of Sale Prospectus or the Prospectuses: (i) the name and the corresponding Share amounts set forth in the table of Underwriters appearing under the heading “Underwriters” and (ii) the statements in the [thirteenth and fourteenth] paragraphs under the heading “Underwriting” concerning stabilization by the Underwriters.
(c)    In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 9(a) or 9(b) such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel and to participate in the defense of such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and, based on advice of counsel, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or such indemnified party shall have one or more legal defenses available to it which are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party within a reasonable period of time after notice of the commencement of the action or the indemnifying party does not diligently defend the action after assumption of the defense, in the case of any of the foregoing clauses (i), (ii) or (iii), if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of (or, in the case of a failure to diligently defend the action after assumption of the defense, to continue to defend as such fees are and expenses are incurred) such action on behalf of such indemnified party, and the indemnifying party shall pay the reasonable fees and expenses of separate counsel retained by the indemnified party. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any single proceeding, be liable for (A) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or who are affiliates of any Underwriter within the meaning of Rule 405 under the Securities Act, and (B) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section. In the case of any such separate firm for the Underwriters and such control persons and affiliates of any Underwriters, such firm shall be designated in writing by the Representative. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement; provided however, that such indemnifying party’s obligation to reimburse the indemnified party is not being disputed in good faith. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.
(d)    To the extent the indemnification provided for in Section 9(a) or 9(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 9(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 9(d)(i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Company and the Underwriting Fee received by the Underwriters, in each case as set forth in the table on the cover of each of the Prospectuses, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters’ respective obligations to contribute pursuant to this Section 9 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint.
(e)    The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 9(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 9(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.
(f)    The indemnity and contribution provisions contained in this Section 9 shall not apply to the extent that a court of competent jurisdiction in a final judgment that has become non-appealable has determined that such losses to which the indemnified party may be subject were caused solely by the gross negligence, intentional fault or willful misconduct of the indemnified party.
(g)    The indemnity and contribution provisions contained in this Section 9 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter, or the Company, its officers or directors or any person controlling the Company, and (iii) acceptance of and payment for any of the Shares.
10.    Survival. The representations, warranties, obligations and agreements of the Company contained in this Agreement and in any certificate delivered pursuant to this Agreement or in connection with the purchase and sale of the Shares shall survive the purchase of the Shares, with such representations, warranties, obligations and agreements of the Company to survive and continue in full force and effect for a period ending on the latest date under each of: (a) applicable Canadian laws that a holder of the Shares may be entitled to commence an action or exercise a right of rescission with respect to a misrepresentation contained in the Canadian Prospectus, and (b) applicable U.S. laws that a holder of the Shares may be entitled to commence an action with respect to an untrue statement of a material fact contained in the U.S. Prospectus or an omission to state in the U.S. Prospectus a material fact that is necessary to make a statement contained in the U.S. Prospectus, in light of the circumstances in which it was made, not misleading; provided, however, (i) the representations, warranties, obligations and agreements of the Company contained in this Agreement and in any certificate delivered pursuant to this Agreement or in connection with the purchase and sale of the Shares shall survive during the pendency of any claim commenced prior to the expiry of either of the foregoing periods, including all appeals thereof, and (ii) the indemnification obligations of the Company set forth in Section 9 shall survive indefinitely.
11.    Termination. The Underwriters may terminate this Agreement by notice given by the Representative to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date:
(a)    any inquiry, action, suit, investigation or other proceeding (whether formal or informal) is commenced, announced or threatened or any order is made or issued under or pursuant to any federal, provincial, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality (including without limitation the CSE or any securities regulatory authority) (other than an inquiry, investigation, proceeding or order based upon the activities of the Underwriters or any one of them), or there is a change in any law, rule or regulation, or the interpretation or administration thereof, which, in the reasonable opinion of the Underwriters, operates to prevent, restrict or otherwise materially adversely effect the distribution or trading of the Shares or any other securities of the Company;
(b)    there shall occur or come into effect any material change in the business, affairs (including, for greater certainty, any change to the board of directors or executive management of the Company, including the departure of the Company’s CEO, CFO, COO or president (or persons in equivalent positions), provided that no underwriter shall terminate its obligations under this Agreement to the extent the Representative is given reasonable notice in advance of such change in board of directors or management of the Company, and the Representative consents to such changes), financial condition, prospects, capital or control of the Company and its Subsidiaries, taken as a whole, or any change in any material fact or a new material fact, or there should be discovered any previously undisclosed fact which, in each case, in the reasonable opinion of the Underwriters (or any of them), has or could reasonably be expected to have a significant adverse effect on the market price or value or marketability of the Shares;
(c)    there should develop, occur or come into effect or existence any event, action, state, or condition or any action, law or regulation, inquiry, including, without limitation, terrorism, accident or major financial, political or economic occurrence of national or international consequence, any escalation in the severity of the COVID-19 pandemic from the date of this Agreement or any action, government, law, regulation, inquiry or other occurrence of any nature, which, in the reasonable opinion of the Underwriters, seriously adversely affects or involves, or may seriously adversely affect or involve, the financial markets in Canada or the U.S. or the business, operations or affairs of the Company;
(d)    there should develop, occur or come into effect or existence any event, action, state, or condition or any action, law or regulation, inquiry, including, without limitation, terrorism, accident or major financial, political or economic occurrence of national or international consequence, or any action, government, law, regulation, inquiry or other occurrence of any nature, which, in the reasonable opinion of the Underwriters, materially adversely affects or involves, or may materially adversely affect or involve, the financial markets in Canada or the U.S. or the business, operations or affairs of the Company or the marketability of the Shares;
(e)    an order shall have been made or threatened to cease or suspend trading in the Shares, or to otherwise prohibit or restrict in any manner the distribution or trading of the Shares, or proceedings are announced or commenced for the making of any such order by any securities regulatory authority or similar regulatory or judicial authority or the CSE, which order has not been rescinded, revoked or withdrawn;
(f)    the state of the financial markets in Canada or the U.S. is such that in the reasonable opinion of the Underwriters, the Shares cannot be marketed profitably; or
(g)    the Company is in breach of any term, condition or covenant of this Agreement that may not be reasonably expected to be remedied prior to the Closing Date or any representation or warranty given by the Company and set out herein becomes or is false.
12.    Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.
If, on the Closing Date or an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than [one-tenth] of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule I bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representative may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 12 by an amount in excess of [one-ninth] of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than [one-tenth] of the aggregate number of Firm Shares to be purchased on such date, and arrangements satisfactory to the Representative, and the Company for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either the Representative or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the Time of Sale Prospectus, in the Prospectuses or in any other documents or arrangements may be effected. If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than [one-tenth] of the aggregate number of Additional Shares to be purchased on such Option Closing Date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase the Additional Shares to be sold on such Option Closing Date or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.
If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all reasonable and documented out-of-pocket expenses (including the documented fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.
13.    Entire Agreement.
(a)    This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Shares, represents the entire agreement between the Company, on the one hand, and the Underwriters, on the other, with respect to the preparation of any preliminary prospectus, the Time of Sale Prospectus, the Prospectuses, the conduct of the offering, and the purchase and sale of the Shares.
(b)    The Company acknowledges that in connection with the offering of the Shares: (i) the Underwriters have acted at arm’s length, are not agents of, and owe no fiduciary duties to, the Company or any other person, (ii) the Underwriters owe the Company only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement), if any, and (iii) the Underwriters may have interests that differ from those of the Company. The Company waives to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Shares.
14.    Parties at Interest. Any affiliate of any Underwriter which is duly qualified and authorized to sell the Shares in a Qualifying Jurisdiction pursuant to the Canadian Prospectus and offers and sells the Shares in any of the Qualifying Jurisdictions or any affiliate of any Underwriter that signs the Canadian Prospectus shall be deemed a third party beneficiary of the representations and warranties and covenants of the Company contained in Section 1, the indemnification and contribution obligations of the Company contained in Section 9 and the officers’ certificates, legal opinions and other documents required to be delivered to the Underwriters pursuant hereto, and each such affiliate shall have the right to enforce such provisions of this Agreement to the same extent as if it were an Underwriter.
15.    [Reserved.]
16.    Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
17.    Applicable Law. This Agreement, any claim, controversy or dispute arising under or related to this Agreement and any transaction contemplated by this Agreement, shall be governed by and construed in accordance with the internal laws of the State of New York.

18.    Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.
19.    Notices. All communications hereunder shall be in writing and effective only upon receipt and if to the Underwriters shall be delivered, mailed or sent to the Representative in care of Canaccord Genuity LLC, 99 High Street, Boston, Massachusetts 02110, Attention: Equity Capital Markets, with a copy to the Legal Department and Stikeman Elliott LLP, 5300 Commerce Court West, 199 Bay Street, Toronto, Ontario M5L 1B9, Attention: Martin Langlois and Saul Ewing Arnstein & Lehr, LLP, 161 North Clark Street, Suite 4200, Chicago, Illinois 60601, Attention: Adam Fayne; if to the Company shall be delivered, mailed or sent to Ascend Wellness Holdings, Inc., [●], Attention: [●], with a copy to Dorsey & Whitney LLP, Brookfield Place, 161 Bay Street, Suite 4310, Toronto, Ontario M5J 2S1 Attention: James Guttman and DLA Piper (Canada) LLP, 1 First Canadian Place, 100 King Street West, Suite 6000, Toronto, Ontario M5X 1E2 Attention: Robert Fonn.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

Very truly yours,
Ascend Wellness Holdings, Inc.

By:
Name:
Title:

Accepted as of the date hereof:
Canaccord Genuity LLC

By:
Name:
Title:

Canaccord Genuity Corp.

By:
Name:
Title:
Acting on behalf of itself and the several Underwriters
named in Schedule I hereto

SCHEDULE I
Underwriters

Underwriter	Number of Firm Shares To Be Purchased
Canaccord Genuity LLC	[●]
Canaccord Genuity Corp	[●]
Beacon Securities Limited	[●]
Eight Capital	[●]
ATB Capital Markets Inc.	[●]
Cormark Securities Inc.	[●]
Total:	[●]
SCHEDULE II
Time of Sale Prospectus
Free Writing Prospectuses:
[None]
Pricing Information:
1.    The Company is selling [●] shares of Class A common stock.
2.    The Company has granted an option to the Underwriters, severally and not jointly, to purchase up to an additional [●] shares of Class A common stock.
3.    The initial public offering price per Share is $[●].
SCHEDULE III
Written Testing-the-Waters Communications
Investor presentation dated March [●], 2021.

SCHEDULE IV
EXHIBIT A
FORM OF LOCK-UP LETTER FOR INDIVIDUALS
___________, 2021
CANACCORD GENUITY LLC
As Representative of the several
Underwriters to be named in the
within-mentioned Underwriting Agreement
c/o     Canaccord Genuity LLC
99 High Street, 12th Floor
Boston, Massachusetts 02110
Ascend Wellness Holdings, LLC
1411 Broadway
16th Floor
New York, NY 10018
Re:    Proposed Initial Public Offering by Ascend Wellness Holdings, Inc.
Ladies and Gentlemen:
The undersigned, through the proposed conversion of Ascend Wellness Holdings, LLC into Ascend Wellness Holdings, Inc., a Delaware corporation (the “Company”), will become the registered and/or beneficial owner of certain securities of the Company or securities convertible into or exchangeable or exercisable therefor. The undersigned understands that Canaccord Genuity LLC (the “Representative”) proposes to enter into an underwriting agreement (the “Underwriting Agreement”) with the Company providing for the public offering of shares of the Company’s Class A common stock, par value $0.001 per share (the “Common Stock”) (such offering, the “Public Offering”).
To induce the Underwriters that may participate in the Public Offering and in recognition of the benefit that the Public Offering will confer upon the undersigned as a stockholder, officer and/or director of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each Underwriter to be named in the Underwriting Agreement that, during the period beginning on the date hereof and ending on the date that is 180 days from the date of the Underwriting Agreement

(the “Initial Lock-Up Period”), the undersigned will not, without the prior written consent of the Representative on behalf of the Underwriters,
i.    directly or indirectly, offer, issue, secure, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer, dispose of or monetize, or engage in any hedging transaction with respect to any shares of the Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (including, without limitation, Common Stock or such other securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Commission including, without limitation, Rule 13d-3 of the Securities Act of 1934, as amended (the “Exchange Act”), and the Reviewing Authority (as defined in the Underwriting Agreement) and securities which may be issued upon exercise of a stock option or warrant), whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Initial Lock-Up Securities”), or exercise any right with respect to the registration of any of the Lock-Up Securities, or file, cause to be filed or cause to be confidentially submitted any registration statement in connection therewith with the U.S. Securities and Exchange Commission (the “Commission”), or any prospectus in connection therewith with any Canadian regulatory authorities; or
ii.    enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the consequence of which is to alter economic exposure to, or announce any intention to do so, in any manner whatsoever, the Initial Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise. If the undersigned is an officer or director of the Company, the undersigned further agrees that the foregoing provisions shall be equally applicable to any issuer-directed Common Stock the undersigned may purchase in the Public Offering; or
iii.    file any registration statement with the Commission relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock; or
iv.    publicly announce an intention to effect any transaction specified in clause (i) or (ii) or (iii) above.
Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Initial Lock-Up Securities (or for (b) below, convert) without the prior written consent of the Representative during the Initial Lock-up Period:
(a)    provided that (1) the Representative receives a signed lock-up agreement for the balance of the Initial Lock-Up Period from each donee, trustee, distributee, or transferee, as the case may be, (2) any such transfer shall not involve a disposition for value, (3) such transfers are not required to be reported with the Commission on Form

4 in accordance with Section 16 of the Exchange Act, and (4) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers during the Initial Lock-Up Period:
i.    as a bona fide gift or gifts;
ii.    by will, other testamentary document or intestate succession upon the death of the undersigned, including to the transferee’s nominee or custodian;
iii.    to the immediate family of the undersigned or any trust, partnership or similar entity for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin) or if the undersigned is a trust, to any beneficiary of the undersigned (including such beneficiary’s estate);
iv.    by operation of law, such as pursuant to a qualified domestic order or as required by a divorce settlement;
v.    as a distribution to limited partners, members or stockholders of the undersigned; or
vi.    to the undersigned’s affiliates or to any investment fund or other entity controlled or managed by the undersigned;
(b)    to the Company upon exercise of any right in respect of any option or the settlement of any restricted share unit granted under any incentive plan of the Company described in the final prospectus relating to the Public Offering including the surrender of shares of Common Stock to the Company in “net” or “cashless” exercise of any option; provided that (1) the shares of Common Stock received by the undersigned upon exercise or settlement, respectively continue to be subject to the restrictions on transfer set forth in this lock-up agreement, and (2) if required, any public report or filing under Section 16 of the Exchange Act shall clearly indicate in the footnotes thereto that the filing relates to the exercise of a stock option, that no shares were sold by the reporting person and that the shares received upon exercise of the stock option are subject to a lock-up agreement with the Underwriters;
(c)    pledges of the Initial Lock-Up Securities as security for bona fide indebtedness of the undersigned, provided that (1) the Representative receives a signed lock-up agreement for the balance of the Initial Lock-Up Period from the pledgee; or
(d)    in order to accept a bona fide take-over bid made to all securityholders of the Company or similar acquisition, merger or business combination transaction.
In recognition of the benefit that the Public Offering will confer upon the undersigned as a stockholder, officer and/or director of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with the Company that, during the period beginning 180 days from the date of the Underwriting Agreement and ending on the date that is 360 days from the date of the Underwriting Agreement (the “Additional Lock-Up Period” and collectively with the Initial Lock-up Period, the “Lock-Up Period”), the undersigned will not, without the prior written consent of the Company,
i.    directly or indirectly, offer, issue, secure, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer, dispose of or monetize, or engage in any hedging transaction with respect to 50% of the shares of Common Stock held by the undersigned as of the date of the closing of the Public Offering (the “Additional Lock-Up Securities” and collectively with the Initial Lock-Up Securities, the “Lock-Up Securities”), or exercise any right with respect to the registration of any of the Additional Lock-Up Securities, or file, cause to be filed or cause to be confidentially submitted any registration statement in connection therewith with the Commission or any prospectus in connection therewith with any Canadian regulatory authorities; or
ii.    enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the consequence of which is to alter economic exposure to, or announce any intention to do so, in any manner whatsoever, the Additional Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise. If the undersigned is an officer or director of the Company, the undersigned further agrees that the foregoing provisions shall be equally applicable to any issuer-directed Common Stock the undersigned may purchase in the Public Offering; or
iii.    file any registration statement with the Commission relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock; or
iv.    publicly announce an intention to effect any transaction specified in clause (i) or (ii) or (iii) above.
Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Additional Lock-Up Securities without the prior written consent of the Company during the Additional Lock-up Period:
(a)    provided that (1) the Company receives a signed lock-up agreement for the balance of the Additional Lock-Up Period from each donee, trustee, distributee, or transferee, as the case may be, (2) any such transfer shall not involve a disposition for value, (3) such transfers are not required to be reported with the Securities and Exchange Commission on Form 4 in accordance with Section 16 of the Exchange Act, and

(4) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers during the Additional Lock-Up Period:
i.    as a bona fide gift or gifts;
ii.    by will, other testamentary document or intestate succession upon the death of the undersigned, including to the transferee’s nominee or custodian;
iii.    to the immediate family of the undersigned or any trust, partnership or similar entity for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin) or if the undersigned is a trust, to any beneficiary of the undersigned (including such beneficiary’s estate);
iv.    by operation of law, such as pursuant to a qualified domestic order or as required by a divorce settlement;
v.    as a distribution to limited partners, members or stockholders of the undersigned; or
vi.    to the undersigned’s affiliates or to any investment fund or other entity controlled or managed by the undersigned;
(b)    pledges of the Additional Lock-Up Securities as security for bona fide indebtedness of the undersigned, provided that (1) the Company receives a signed lock-up agreement for the balance of the Additional Lock-Up Period from the pledgee; or
(c)    in order to accept a bona fide take-over bid made to all securityholders of the Company or similar acquisition, merger or business combination transaction.
Furthermore, during the Lock-Up Period, the undersigned may sell shares of Common Stock of the Company purchased by the undersigned in the Public Offering or on the open market following the Public Offering if and only if (i) such sales are not required to be reported in any public report or filing with the Commission, or otherwise and (ii) the undersigned does not otherwise voluntarily effect any public filing or report regarding such sales during the Lock-Up Period.
In addition, the undersigned agrees that, without the prior written consent of (i) the Representative on behalf of the Underwriters, not to, during the Initial Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock, (ii) the Company, not to, during the Additional Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions.
Nothing herein shall prevent the undersigned from establishing a 10b5-1 trading plan that complies with Rule 10b5-1 under the Exchange Act (“10b5-1 trading plan”) so long as each such plan does not permit sales of Lock-Up Securities during the Lock-Up Period; and provided that the establishment of a 10b5-1 trading plan or the amendment of a 10b5-1 trading plan shall only be permitted if (i) the establishment of such plan is not required to be reported in any public report or filing with the SEC, or otherwise and (ii) the undersigned does not otherwise voluntarily effect any public filing or report regarding the establishment of such plan during the Lock-Up Period.
The undersigned hereby agrees that, to the extent that the restrictions on transfer set forth in this lock-up agreement conflict with or are in any way inconsistent with any investor rights agreement, any market standoff agreement, stock option agreement, stock purchase agreement, or any other lock-up agreement related to the Common Stock to which the undersigned and the Company may be party, this lock-up agreement shall control.
Notwithstanding anything to the contrary contained herein, this lock-up agreement will automatically terminate and the undersigned will be released from all of his, her or its obligations hereunder upon the earliest to occur, if any, of (i) the date the Company advises the Representative in writing, that it has determined not to proceed with the Public Offering, (ii) the date the Company files an application with the Commission or the Reviewing Authority to withdraw the registration statement or prospectus, respectively, related to the Public Offering, or (iii) the date the Underwriting Agreement is terminated prior to payment for and delivery of the shares of Common Stock to be sold thereunder. The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Letter Agreement. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.
This Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws that would result in the application of any other law than the laws of the State of New York.
[Signature Page Follows]

Very truly yours,

By:
(signature)

Name:
(please print full name)

EXHIBIT B
FORM OF LOCK-UP LETTER FOR STOCKHOLDER ENTITIES
___________, 2021
CANACCORD GENUITY LLC
As Representative of the several
Underwriters to be named in the
within-mentioned Underwriting Agreement
c/o     Canaccord Genuity LLC
99 High Street, 12th Floor
Boston, Massachusetts 02110
Ascend Wellness Holdings, LLC
1411 Broadway
16th Floor
New York, NY 10018
Re:    Proposed Initial Public Offering by Ascend Wellness Holdings, Inc.
Ladies and Gentlemen:
The undersigned, through the proposed conversion of Ascend Wellness Holdings, LLC into Ascend Wellness Holdings, Inc., a Delaware corporation (the “Company”), will become the registered and/or beneficial owner of certain securities of the Company or securities convertible into or exchangeable or exercisable therefor. The undersigned understands that Canaccord Genuity LLC (the “Representative”) proposes to enter into an underwriting agreement (the “Underwriting Agreement”) with the Company providing for the public offering of shares of the Company’s Class A common stock, par value $0.001 per share (the “Common Stock”) (such offering, the “Public Offering”).
To induce the Underwriters that may participate in the Public Offering and in recognition of the benefit that the Public Offering will confer upon the undersigned as a stockholder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each Underwriter to be named in the Underwriting Agreement that, during the period beginning on the date hereof and ending on the date that is 180 days from the date of the Underwriting Agreement (the “Initial Lock-Up Period”), the undersigned will not, without the prior written consent of the Representative on behalf of the Underwriters,
v.    directly or indirectly, offer, issue, secure, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer, dispose of or monetize, or engage in any hedging transaction with respect to any shares of the Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (including, without limitation, Common Stock or such other securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Commission including, without limitation, Rule 13d-3 of the Securities Act of 1934, as amended (the “Exchange Act”), and the Reviewing Authority (as defined in the Underwriting Agreement) and securities which may be issued upon exercise of a stock option or warrant), whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Initial Lock-Up Securities”), or exercise any right with respect to the registration of any of the Lock-Up Securities, or file, cause to be filed or cause to be confidentially submitted any registration statement in connection therewith with the U.S. Securities and Exchange Commission (the “Commission”), or any prospectus in connection therewith with any Canadian regulatory authorities; or
vi.    enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the consequence of which is to alter economic exposure to, or announce any intention to do so, in any manner whatsoever, the Initial Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise; or
vii.    file any registration statement with the Commission relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock; or
viii.    publicly announce an intention to effect any transaction specified in clause (i) or (ii) or (iii) above.
Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Initial Lock-Up Securities (or for (b) below, convert) without the prior written consent of the Representative during the Initial Lock-up Period:
(e)    provided that (1) the Representative receives a signed lock-up agreement for the balance of the Initial Lock-Up Period from each donee, trustee, distributee, or transferee, as the case may be, (2) any such transfer shall not involve a disposition for value, (3) such transfers are not required to be reported with the Commission on Form 4 in accordance with Section 16 of the Exchange Act, and (4) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers during the Initial Lock-Up Period:
vii.    as a bona fide gift or gifts;
viii.    by will, other testamentary document or intestate succession upon the death of the undersigned, including to the transferee’s nominee or custodian;

ix.    to the immediate family of the undersigned or any trust, partnership or similar entity for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin) or if the undersigned is a trust, to any beneficiary of the undersigned (including such beneficiary’s estate);
x.    by operation of law, such as pursuant to a qualified domestic order or as required by a divorce settlement;
xi.    as a distribution to limited partners, members or stockholders of the undersigned; or
xii.    to the undersigned’s affiliates or to any investment fund or other entity controlled or managed by the undersigned;
(f)    to the Company upon exercise of any right in respect of any option or the settlement of any restricted share unit granted under any incentive plan of the Company described in the final prospectus relating to the Public Offering including the surrender of shares of Common Stock to the Company in “net” or “cashless” exercise of any option; provided that (1) the shares of Common Stock received by the undersigned upon exercise or settlement, respectively continue to be subject to the restrictions on transfer set forth in this lock-up agreement, and (2) if required, any public report or filing under Section 16 of the Exchange Act shall clearly indicate in the footnotes thereto that the filing relates to the exercise of a stock option, that no shares were sold by the reporting person and that the shares received upon exercise of the stock option are subject to a lock-up agreement with the Underwriters;
(g)    pledges of the Initial Lock-Up Securities as security for bona fide indebtedness of the undersigned, provided that (1) the Representative receives a signed lock-up agreement for the balance of the Initial Lock-Up Period from the pledgee; or
(h)    in order to accept a bona fide take-over bid made to all securityholders of the Company or similar acquisition, merger or business combination transaction.
In recognition of the benefit that the Public Offering will confer upon the undersigned as a stockholder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with the Company that, during the period beginning 180 days from the date of the Underwriting Agreement and ending on the date that is 360 days from the date of the Underwriting Agreement (the “Additional Lock-Up Period” and collectively with the Initial Lock-up Period, the “Lock-Up Period”), the undersigned will not, without the prior written consent of the Company,
v.    directly or indirectly, offer, issue, secure, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer, dispose of or monetize, or engage in any hedging transaction with respect to 50% of the shares of Common Stock held by the undersigned as of the date of the closing of the Public Offering (the “Additional Lock-Up Securities” and collectively with the Initial Lock-Up Securities, the “Lock-Up Securities”), or exercise any right with respect to the registration of any of the Additional Lock-Up Securities, or file, cause to be filed or cause to be confidentially submitted any registration statement in connection therewith with the Commission or any prospectus in connection therewith with any Canadian regulatory authorities; or
vi.    enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the consequence of which is to alter economic exposure to, or announce any intention to do so, in any manner whatsoever, the Additional Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise; or
vii.    file any registration statement with the Commission relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock; or
viii.    publicly announce an intention to effect any transaction specified in clause (i) or (ii) or (iii) above.
Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Additional Lock-Up Securities without the prior written consent of the Company during the Additional Lock-up Period:
(d)    provided that (1) the Company receives a signed lock-up agreement for the balance of the Additional Lock-Up Period from each donee, trustee, distributee, or transferee, as the case may be, (2) any such transfer shall not involve a disposition for value, (3) such transfers are not required to be reported with the Securities and Exchange Commission on Form 4 in accordance with Section 16 of the Exchange Act, and (4) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers during the Additional Lock-Up Period:
vii.    as a bona fide gift or gifts;
viii.    by will, other testamentary document or intestate succession upon the death of the undersigned, including to the transferee’s nominee or custodian;
ix.    to the immediate family of the undersigned or any trust, partnership or similar entity for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin) or if the undersigned is a trust, to any beneficiary of the undersigned (including such beneficiary’s estate);

x.    by operation of law, such as pursuant to a qualified domestic order or as required by a divorce settlement;
xi.    as a distribution to limited partners, members or stockholders of the undersigned; or
xii.    to the undersigned’s affiliates or to any investment fund or other entity controlled or managed by the undersigned;
(e)    pledges of the Additional Lock-Up Securities as security for bona fide indebtedness of the undersigned, provided that (1) the Company receives a signed lock-up agreement for the balance of the Additional Lock-Up Period from the pledgee; or
(f)    in order to accept a bona fide take-over bid made to all securityholders of the Company or similar acquisition, merger or business combination transaction.
Furthermore, during the Lock-Up Period, the undersigned may sell shares of Common Stock of the Company purchased by the undersigned in the Public Offering or on the open market following the Public Offering if and only if (i) such sales are not required to be reported in any public report or filing with the Commission, or otherwise and (ii) the undersigned does not otherwise voluntarily effect any public filing or report regarding such sales during the Lock-Up Period.
In addition, the undersigned agrees that, without the prior written consent of (i) the Representative on behalf of the Underwriters, not to, during the Initial Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock, (ii) the Company, not to, during the Additional Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions.
Nothing herein shall prevent the undersigned from establishing a 10b5-1 trading plan that complies with Rule 10b5-1 under the Exchange Act (“10b5-1 trading plan”) so long as each such plan does not permit sales of Lock-Up Securities during the Lock-Up Period; and provided that the establishment of a 10b5-1 trading plan or the amendment of a 10b5-1 trading plan shall only be permitted if (i) the establishment of such plan is not required to be reported in any public report or filing with the SEC, or otherwise and (ii) the undersigned does not otherwise voluntarily effect any public filing or report regarding the establishment of such plan during the Lock-Up Period.
The undersigned hereby agrees that, to the extent that the restrictions on transfer set forth in this lock-up agreement conflict with or are in any way inconsistent with any investor rights agreement, any market standoff agreement, stock option agreement, stock purchase agreement, or any other lock-up agreement related to the Common Stock to which the undersigned and the Company may be party, this lock-up agreement shall control.
Notwithstanding anything to the contrary contained herein, this lock-up agreement will automatically terminate and the undersigned will be released from all of his, her or its obligations hereunder upon the earliest to occur, if any, of (i) the date the Company advises the Representative in writing, that it has determined not to proceed with the Public Offering, (ii) the date the Company files an application with the Commission or the Reviewing Authority to withdraw the registration statement or prospectus, respectively, related to the Public Offering, or (iii) the date the Underwriting Agreement is terminated prior to payment for and delivery of the shares of Common Stock to be sold thereunder. The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Letter Agreement. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.
This Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws that would result in the application of any other law than the laws of the State of New York.
[Signature Page Follows]

Very truly yours,

(please print complete name of entity)

By:
(signature)

Name:
(please print full name)

Title:
(please print title)

EXHIBIT C
FORM OF WAIVER OF LOCK-UP
[_____], 202[1]
[Name and Address of
Officer or Director
Requesting Waiver]
Dear Mr./Ms. [Name]:
This letter is being delivered to you in connection with the offering by Ascend Wellness Holdings, Inc. (the “Company”) of [____] shares of Class A common stock, $[●] par value (the “Common Stock”), of the Company and the lock-up letter dated [______], 2021 (the “Lock-up Letter”), executed by you in connection with such offering, and your request for a [waiver] [release] dated [_____], 202[1], with respect to [____] shares of Common Stock (the “Shares”).
Canaccord Genuity LLC hereby agrees to [waive] [release] the transfer restrictions set forth in the Lock-up Letter, but only with respect to the Shares, effective [_____], 202[1]; provided, however, that such [waiver] [release] is conditioned on the Company announcing the impending [waiver] [release] by press release through a major news service at least two business days before effectiveness of such [waiver] [release]. This letter will serve as notice to the Company of the impending [waiver] [release].
Except as expressly [waived] [released] hereby, the Lock-up Letter shall remain in full force and effect.

Very truly yours,

Canaccord Genuity LLC

By:
Name:
Title:

Acting on behalf of itself and the several Underwriters
53